Exhibit 10.3

Execution Version

June 15, 2015

Rex Energy Corporation

366 Walker Drive

State College, Pennsylvania 16801

Attention:	Mr. Thomas Rajan
Chief Financial Officer

Re:

Amended and Restated Credit Agreement dated as of March 27, 2013 among Rex Energy Corporation, a Delaware corporation (the “Borrower”), Royal Bank of Canada, as Administrative Agent, and the Lenders and other agents party thereto (as heretofore amended, modified or supplemented, the “Credit Agreement”).

Dear Mr. Rajan:

This letter relates to the Credit Agreement.  Each capitalized term not defined herein shall have the meaning assigned such term in the Credit Agreement.  All references to sections in this letter shall be to sections of the Credit Agreement unless otherwise indicated.

The Borrower owns 60% of the aggregate issued and outstanding Equity Interests of Water Solutions Holdings, LLC (such ownership, the “WSH Equity Interests”).  The Borrower has notified the Administrative Agent and the Lenders that it intends to dispose of the WSH Equity Interests pursuant to that certain Membership Interest Purchase Agreement, by and between Rex Energy Corporation and Sand Hills Management, LLC, as sellers, and American Industrial Water, LLC, as Purchaser, which is currently being negotiated (such disposition, the “Subject Disposition”).  The Subject Disposition is not permitted pursuant to the terms of Section 9.12.  Therefore, the Borrower has requested that the Lenders waive, and the Lenders do hereby waive, Section 9.12 as it relates to the Subject Disposition; provided that the Subject Disposition occurs on or before August 31, 2015.

The Borrower hereby expressly (a) acknowledges the terms of this letter, (b) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this letter, that (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct on the date hereof (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct as of such earlier date), and (ii) no Default has occurred and is continuing, and (c) affirms its obligations under the Credit Agreement and the other Loan Documents to which it is a party.

Except as expressly waived herein, all covenants, obligations and agreements of the Borrower contained in the Credit Agreement and the other Loan Documents shall remain in full force

June 15, 2015

Rex Energy Corporation

and effect in accordance with their terms.  Without limitation of the foregoing, the foregoing waiver is hereby granted to the extent and only to the extent specifically stated herein and for no other purpose and shall not be deemed to (a) be a consent or agreement to, or waiver or modification of, any other term or condition of the Credit Agreement, any other Loan Document or any of the documents referred to therein, (b) except as expressly set forth herein, prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement, any other Loan Document or any of the documents referred to therein or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument. Granting the waiver set forth herein does not and should not be construed to be an assurance or promise that waivers will be granted in the future.

This letter shall be governed by, and construed in accordance with, the laws of the State of Texas.

This letter is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

This letter may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this letter by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

The terms of this letter (including the waiver contained herein) shall not become effective until the Administrative Agent receives counterparts of this letter executed by the Borrower, the Administrative Agent and all of the Majority Lenders.

This letter, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or SUBSEQUENT oral agreements of the parties.  There are no UNWRITTEN oral agreements among the parties.

If the foregoing correctly states your understanding with respect to the matters stated in this letter, please acknowledge by signing in the space provided below.

[Signature Pages Follow]

Very truly yours,

ROYAL BANK OF CANADA,
as Administrative Agent

By:	/s/ Susan Khokher
Name:	Susan Khokher
Title:	Manager, Agency

Waiver Letter

Signature Page

Accepted and Agreed to as of

the date first written above by:

BORROWER:	REX ENERGY CORPORATION

	By:	/s/ Thomas Rajan
Thomas Rajan
Chief Financial Officer

Waiver Letter

Signature Page

LENDERS:	ROYAL BANK OF CANADA

	By:	/s/ Don J. McKinnerney
	Name:	Don J. McKinnerney
	Title:	Authorized Signatory

KEYBANK NATIONAL ASSOCIATION

	By:	/s/ George E. McKean
	Name:	George E. McKean
	Title:	Senior Vice President

SUNTRUST BANK

	By:	/s/ Shannon Juhan
	Name:	Shannon Juhan
	Title:	Director

BMO HARRIS FINANCING, INC.

	By:	/s/ James V. Ducote
	Name:	James V. Ducote
	Title:	Managing Director

WELLS FARGO BANK, NATIONAL ASSOCIATION

	By:	/s/ Suzanne Ridenhour
	Name:	Suzanne Ridenhour
	Title:	Director

Waiver Letter

Signature Page

MUFG UNION BANK, N.A.

By:	/s/ Lara Francis
Name:	Lara Francis
Title:	Vice President

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Kristen N. Oswald
Name:	Kristen N. Oswald
Title:	Vice President

M&T BANK

By:	/s/ Christopher P. Kania
Name:	Christopher P. Kania
Title:	Admin V.P.

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ John C. Springer
Name:	John C. Springer
Title:	Vice President

THE HUNTINGTON NATIONAL BANK

By:	/s/ Stephen Hoffman
Name:	Stephen Hoffman
Title:	Managing Director

ONEWEST BANK N.A.

By:	/s/ Whitney Randolph
Name:	Whitney Randolph
Title:	Senior Vice President

Waiver Letter

Signature Page